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                                 EXHIBIT 10.3(B)


                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


         This Amendment made as of this 10th day of April, 2002 is by and between The Bon-Ton Stores, Inc., a Pennsylvania corporation ("the Company") and Frank Tworecke ("Employee").

                               W I T N E S S E T H

         WHEREAS, Employee is currently employed by the Company pursuant to an Employment Agreement dated November 11, 1999 ("Employment Agreement"); and

         WHEREAS, the Company and Employee mutually desire to amend the Employment Agreement and to extend its term;

         NOW THEREFORE, in consideration of the facts, mutual promises and covenants contained herein and intending to be legally bound hereby, the Company and Employee hereby agree as follows:

         1. Effective March 16, 2001, paragraph 4(a) of the Employment Agreement shall be amended to provide for an increase in Employee's base salary to an annual rate of $475,000.

         2. Paragraph 2 of the Employment Agreement is amended to provide that the Employment Agreement shall continue through and terminate on January 29, 2005, unless sooner terminated in accordance with paragraph 13 of the Employment Agreement.

         3. Paragraph 9 of the Employment Agreement is superceded in its entirety by the terms and provisions of The Bon-Ton Stores, Inc. Supplemental Executive Retirement Plan.

         4. Except as provided in this Amendment, the terms of the Employment Agreement shall remain in effect and Employee shall retain all compensation, benefits and stock options previously granted to him, subject to the vesting schedule set forth in the Employment Agreement.


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                                           THE BON-TON STORES, INC.

                                            By: /s/ Tim Grumbacher
                                                Tim Grumbacher
                                                Chief Executive Officer


                                                /s/ Frank Tworecke
                                                Frank Tworecke


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